[WEST PHARMACEUTICAL LOGO OMITTED]


                                                              Exhibit (10)(1)(2)
                                                              ------------------

                   AMENDMENT #1 TO SECOND AMENDED AND RESTATED
                   -------------------------------------------
                           CHANGE-IN-CONTROL AGREEMENT
                           ---------------------------

THIS IS AMENDMENT #1 TO SECOND AMENDED AND RESTATED CHANGE-IN-CONTROL AGREEMENT (the "Agreement"), dated as of May 1, 2001, between West Pharmaceutical Services, Inc., a Pennsylvania corporation, (the "Company") and DONALD E. MOREL, JR. ("Executive").


                                   BACKGROUND
                                   ----------

     The Company and Executive are parties to a Second Amended and Restated Change-in-Control Agreement, dated as of March 25, 2000 (the "Change-in-Control Agreement"). The Company desires to amend the Change-in-Control Agreement to change the method of calculating the amount of severance compensation payable to Executive upon Executive's termination pursuant to a Change in Control (as defined in the Change-in-Control Agreement) and the Executive agrees to accept such amendment.


                                    AGREEMENT
                                    ---------

     Intending to be legally bound, the parties agree as follows:

1. Effective as of the date of this Agreement, clause (ii) of Section 3 (a) (Benefits Payable Upon Termination of Employment) of the Change-in-Control
      -----------------------------------------------
     Agreement is deleted in its entirety and replaced with the following:

          "(ii) the aggregate amount of the annual bonuses paid or payable to Executive for the three fiscal years immediately preceding a Change in Control divided by the number of fiscal years as to which such bonuses were paid or payable;"

2. Except as otherwise set forth in Paragraph 1 of this Agreement, the Change-in-Control Agreement shall remain in full force and effect in accordance with its terms.

3. This Agreement may be executed in one or more counterparts, which together shall constitute a single agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    WEST PHARMACEUTICAL SERVICES, INC.



/s/ Donald E. Morel, Jr.            By: /s/ William G. Little
---------------------------------       --------------------------------------
    Donald E. Morel, Jr.                William G. Little, Chairman of the Board
                                        and Chief Executive Officer